Exhibit 23.1a.


         Letterhead of KENNY S&P EVALUATION SERVICES,
              A Division of J.J. Kenny Co., Inc.





                                                 April 17, 1997


Dean Witter Reynolds Inc.
Two World Trade Center
New York, NY  10048

          Re:  Dean Witter Select Municipal Trust,
               California Intermediate Long Term
                 Portfolio Series 28 (Insured)


Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-27907 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

          In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration
Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database.

          You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                              Sincerely,


                              Frank A. Ciccotto
                              Frank A. Ciccotto
                              Vice President

         Letterhead of KENNY S&P EVALUATION SERVICES,
              A Division of J.J. Kenny Co., Inc.





                                                 April 17, 1997


Dean Witter Reynolds Inc.
Two World Trade Center
New York, NY  10048

          Re:  Dean Witter Select Municipal Trust,
               Insured California Portfolio Series 62


Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-49017 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

          In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration
Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database.

          You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                              Sincerely,


                              Frank A. Ciccotto
                              Frank A. Ciccotto
                              Vice President

         Letterhead of KENNY S&P EVALUATION SERVICES,
              A Division of J.J. Kenny Co., Inc.





                                                 April 17, 1997


Dean Witter Reynolds Inc.
Two World Trade Center
New York, NY  10048

          Re:  Dean Witter Select Municipal Trust,
               National Portfolio Series 125


Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-49219 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

          In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration
Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database.

          You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                              Sincerely,


                              Frank A. Ciccotto
                              Frank A. Ciccotto
                              Vice President

                                                 Exhibit 23.1b.












                      CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated April 4, 1997, accompanying the financial statements of the Dean Witter Select Municipal Trust California Intermediate Long Term Portfolio Series 28 (Insured), Insured California Portfolio Series 62 and National Portfolio Series 125 included herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.



DELOITTE & TOUCHE LLP




April 17, 1997
New York, New York




                                                 Exhibit 23.1d.



        Letterhead of Standard & Poor's Ratings Group,
         A Division of The McGraw-Hill Companies, Inc.




                                                 April 17, 1997



Dean Witter Reynolds Inc.
Two World Trade Center
New York, New York  10048

          Re:  Dean Witter Select Municipal Trust,
               California Intermediate Long Term
                 Portfolio Series 28 (Insured)


          It is our understanding that you are filing with the Securities and Exchange Commission a post-effective amendment to the above-captioned trust, SEC file number 33-27907.

          Since the portfolio is composed solely of securities covered by bond insurance policies that insure against default in the payment of principal and interest on the securities for so long as they remain outstanding and such policies have been issued by one or more insurance companies which have been assigned "AAA" claims paying ability ratings by Standard & Poor's, we reaffirm the assignment of a "AAA" rating to the units of the trust and a "AAA" rating to the securities contained in the trust.

          You have permission to use the name of Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. and the above-assigned ratings in connection with your dissemination of information relating to these units, provided that it is understood that the ratings are not "market" ratings nor recommendations to buy, hold, or sell the units of the trust or the securities in the trust. Further, it should be understood that the rating on the units does not take into account the extent to which fund expenses or portfolio asset sales for less than the fund's purchase price will reduce payment to the unit holders of the interest and principal required to be paid on the portfolio assets. Standard & Poor's






                              -2-



reserves the right to advise its own clients, subscribers, and the public of the ratings. Standard & Poor's relies on the sponsor and its counsel, accountants, and other experts for the accuracy and completeness of the information submitted in connection with the ratings. Standard & Poor's does not independently verify the truth or accuracy of any such information.

          This letter evidences our consent to the use of the name of Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. in connection with the rating assigned to the units in the amendment referred to above. However, this letter should not be construed as a consent by us, within the meaning of Section 7 of the Securities Act of 1933, to the use of the name of Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. in connection with the ratings assigned to the securities contained in the trust. You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

          Please be certain to send us three copies of your final prospectus as soon as it becomes available. Should we not receive them within a reasonable time after the closing or should they not conform to the representations made to us, we reserve the right to withdraw the rating.

          We are pleased to have had the opportunity to be of service to you. If we can be of further help, please do not hesitate to call upon us.

                              Sincerely,



                              Sanford B. Bragg
                              Sanford B. Bragg

        Letterhead of Standard & Poor's Ratings Group,
         A Division of The McGraw-Hill Companies, Inc.




                                                 April 17, 1997



Dean Witter Reynolds Inc.
Two World Trade Center
New York, New York  10048

          Re:  Dean Witter Select Municipal Trust,
               Insured California Portfolio Series 62


          It is our understanding that you are filing with the Securities and Exchange Commission a post-effective amendment to the above-captioned trust, SEC file number 33-49017.

          Since the portfolio is composed solely of securities covered by bond insurance policies that insure against default in the payment of principal and interest on the securities for so long as they remain outstanding and such policies have been issued by one or more insurance companies which have been assigned "AAA" claims paying ability ratings by Standard & Poor's, we reaffirm the assignment of a "AAA" rating to the units of the trust and a "AAA" rating to the securities contained in the trust.

          You have permission to use the name of Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. and the above-assigned ratings in connection with your dissemination of information relating to these units, provided that it is understood that the ratings are not "market" ratings nor recommendations to buy, hold, or sell the units of the trust or the securities in the trust. Further, it should be understood that the rating on the units does not take into account the extent to which fund expenses or portfolio asset sales for less than the fund's purchase price will reduce payment to the unit holders of the interest and principal required to be paid on the portfolio assets. Standard & Poor's reserves the right to advise its own clients, subscribers, and the public of the ratings. Standard & Poor's relies on the sponsor and its counsel, accountants, and other experts for the accuracy and completeness of the information submitted in connection with the ratings. Standard & Poor's does not






                              -2-



independently verify the truth or accuracy of any such information.

          This letter evidences our consent to the use of the name of Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. in connection with the rating assigned to the units in the amendment referred to above. However, this letter should not be construed as a consent by us, within the meaning of Section 7 of the Securities Act of 1933, to the use of the name of Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. in connection with the ratings assigned to the securities contained in the trust. You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

          Please be certain to send us three copies of your final prospectus as soon as it becomes available. Should we not receive them within a reasonable time after the closing or should they not conform to the representations made to us, we reserve the right to withdraw the rating.

          We are pleased to have had the opportunity to be of service to you. If we can be of further help, please do not hesitate to call upon us.

                              Sincerely,



                              Sanford B. Bragg
                              Sanford B. Bragg